Exhibit 4.1

IQ Universe, Inc.
[LOGO]
SEE REVERSE FOR CERTAIN DEFINITIONS
INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA
COMMON CUSIP 46264 Y 109
THIS CERTIFICATE THAT
SPECIMEN
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF
IQ Universe, Inc.

transferable on the books of this Corporation by the holder hereof in person or by duly authorized attorney upon surrender of the certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.
WITNESS the facsimile signature of the Corporation's duly authorized officer.
Dated:
/s/ PAUL D. CRAWFORD
CHIEF EXECUTIVE OFFICER and CHIEF FINANCIAL OFFICER
COUNTERSIGNED AND REGISTERED:
WELLS FARGO BANK MINNESOTA, N.A.
TRANSFER AGENT
AND REGISTRAR
BY
AUTHORIZED SIGNATURE

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list

For Value Received                              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.
Dated

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
SIGNATURE(S) GUARANTEED

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17Ad-15.